                                                            EXHIBIT 23(a)
[LOGO] PEAT MARWICK LLP

       4200 Norwest Center
       80 South Seventh Street
       Minneapolis, MN  55402




                        INDEPENDENT AUDITORS' CONSENT




The Board of Directors
TCF Financial Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.




                                       KPMG PEAT MARWICK LLP


April 21, 1997

                          INDEPENDENT AUDITORS' CONSENT





The Board of Directors
Winthrop Resources Corporation:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.




                                           /s/KPMG Peat Marwick LLP

Minneapolis, Minnesota
April 21, 1997